UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 4429

Dreyfus U.S. Treasury Long Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

[INSERT REPORT HERE]

Dreyfus U.S. Treasury Long Term Fund

ANNUAL REPORT December 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
10	Statement of Financial Futures
10	Statement of Options Written
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Information About the Review and Approval of the Fund’s Management Agreement
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus U.S. Treasury
Long Term Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus U.S.Treasury Long Term Fund, covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S. and global bond markets ended 2009 with healthy annual gains among higher yielding market sectors, but U.S.Treasury securities and other sovereign bonds from developed nations gave back a portion of their previous gains.The bond market’s advance was driven partly by government intervention and partly by improving investor sentiment as the global economy staged a gradual, but sustained, recovery from a severe recession and banking crisis. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand.The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across the various fixed-income markets, both domestic and international. While no one can predict the future, we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year.As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through December 31, 2009, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2009, Dreyfus U.S. Treasury Long Term Fund produced a total return of –13.11%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S.Treasury, Long-Term Index (the “Index”), achieved a total return of –13.04% for the same period.2

Nominal U.S. government securities generally underperformed riskier bond market sectors as issuance volumes increased and an economic recovery shifted investors’attention away from traditional safe havens.The fund’s return was in line with that of its benchmark, as the benefits of an early focus on better-performing U.S. government agency debentures were offset by shortfalls in our interest-rate strategy.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. As a U.S. Treasury securities fund, the fund invests in U.S. Treasury bills, notes, bonds and other securities that are issued or guaranteed by the U.S. government and its agencies or instrumentalities.The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Since U.S.Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available.By investing in these obligations,the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government.The fund generally maintains a dollar-weighted average maturity that exceeds 10 years, which can result in significant risk of principal decline if interest rates rise sharply.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Government Securities Lagged in Bond Market Rally

2009 began in the midst of a global banking crisis and deep recession that produced steep declines among mortgage-backed, asset-backed and corporate securities. In contrast, U.S. Treasury securities rallied amid a “flight to quality.”

The Federal Reserve Board (the “Fed”) and U.S. government responded aggressively to the downturn. Government officials rescued a number of struggling corporations, and Congress passed the $787 billion American Recovery and Reinvestment Act of 2009. The Fed injected massive amounts of liquidity into the banking system and purchased mortgage- and asset-backed debt through programs such as theTerm Asset-Backed Securities Loan Facility (TALF). In addition, by the end of 2008, the Fed had cut the overnight federal funds rate to an all-time low range of between 0% and 0.25%.

Investor sentiment began to improve in March 2009 as it became clearer that these measures were gaining traction, sparking sustained rallies among high yield bonds, investment-grade corporate bonds and certain commercial mortgage-backed securities. Conversely, U.S. Treasury securities gave back some of their earlier gains as investors turned to higher-yielding fixed-income investments.

In addition, the U.S. government securities market was influenced by a flood of new supply as the U.S.Treasury boosted borrowing activity to fund economic stimulus and liquidity programs. Rising issuance volumes put additional downward pressure on prices of U.S.Treasury securities over the reporting period’s second half.

Security Selection Strategy Supported Relative Performance

Because U.S.Treasury securities began the reporting period with historically low yields, we focused on debentures from U.S. government agencies, which are not represented in the fund’s benchmark. These positions gained value when the Fed and U.S. Department of the Treasury stepped up their repurchases of U.S. government agency securities as part of their efforts to restore liquidity to frozen credit markets. As these securities gained value, we pared back the fund’s holdings.

Our interest-rate strategies subtracted a degree of value from the fund’s relative performance. In the spring, confusion surrounding the Fed’s purchasing program led to heightened volatility as yield differences first steepened and then narrowed in the intermediate-to-long segment of the market’s maturity spectrum. Because we had set its average duration in a position that was slightly longer than industry averages, the fund proved vulnerable to the temporary spike in volatility. Subsequently, shortfalls from this strategy were partly offset from our use of certain option strategies. Sales of short-dated puts and calls helped the fund capture the benefits of diminishing market volatility over the remainder of the year.

Positioned for a New Economic Cycle

As of year-end, the U.S. economy has continued to recover slowly. Although manufacturing activity has increased and the housing market appears to have bottomed, the unemployment rate has remained stubbornly high. In addition, the U.S. government has announced its intention to unwind some of the liquidity programs it established during the credit crisis, while new issuance is expected to remain robust. Therefore, as a subpar economic recovery gradually moves to the next phase of its cycle, we have eliminated a large portion of the fund’s previous positions in U.S. government agency debentures in favor of U.S. Treasuries.We also have adjusted the fund’s interest-rate positioning so that it more closely resembles that of its benchmark.

January 15, 2010

The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures, forward contracts and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.

2

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch Governments, U.S.Treasury, Long-Term Index is an unmanaged performance benchmark for Treasury securities with maturities of 10 years and over; issues in the index must have par amounts outstanding greater than or equal to $1 billion.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus U.S. Treasury Long Term Fund and the BofA Merrill Lynch Governments, U.S. Treasury, Long-Term (10 Years and Over) Index

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
Fund	–13.11%	4.52%	6.18%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus U.S.Treasury Long Term Fund on 12/31/99 to a $10,000 investment made in the BofA Merrill Lynch Governments, U.S.Treasury, Long-Term (10Years and Over) Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged performance benchmark for Treasury securities with maturities of 10 years and over; issues in the Index must have par amounts outstanding greater than or equal to $1 billion. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Treasury Long Term Fund from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment

assuming actual returns for the six months ended December 31, 2009

Expenses paid per $1,000†	$ 3.26
Ending value (after expenses)	$988.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment

assuming a hypothetical 5% annualized return for the six months ended December 31, 2009

Expenses paid per $1,000†	$ 3.31
Ending value (after expenses)	$1,021.93

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

December 31, 2009

	Principal
Bonds and Notes—97.7%	Amount ($)	Value ($)
U.S. Government Agencies—4.5%
Residual Funding—Strip,
Bonds, 0.00%, 4/15/30	8,720,000 [a]	3,061,269
U.S. Treasury Bonds—93.2%
4.25%, 5/15/39	3,635,000 [b]	3,411,222
4.50%, 2/15/36	8,525,000 [b]	8,399,793
4.75%, 2/15/37	10,715,000 [b]	10,952,745
5.25%, 2/15/29	9,535,000 [b,c]	10,333,566
5.50%, 8/15/28	9,180,000 [b]	10,232,836
6.00%, 2/15/26	335,000 [b]	392,003
6.25%, 8/15/23	6,060,000 [b]	7,239,809
6.38%, 8/15/27	640,000 [b]	781,800
7.63%, 11/15/22	5,480,000	7,311,520
8.00%, 11/15/21	2,550,000 [b]	3,473,182
8.75%, 8/15/20	820,000 [b]	1,160,300
		63,688,776
Total Bonds and Notes
(cost $71,135,341)		66,750,045

Short-Term Investments—1.4%
U.S. Treasury Bills:
0.06%, 4/22/10	300,000	299,937
0.01%, 2/18/10	210,000	209,994
0.07%, 1/14/10	444,000 [c]	443,989
Total Short-Term Investments
(cost $953,928)		953,920

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $53,000)	53,000 [d]	53,000

Investment of Cash Collateral
for Securities Loaned—30.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $20,915,253)	20,915,253 [d]	20,915,253

Total Investments (cost $93,057,522)	129.8%	88,672,218
Liabilities, Less Cash and Receivables	(29.8%)	(20,376,749)
Net Assets	100.0%	68,295,469

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b Security, or portion thereof, on loan. At December 31, 2009, the total market value of the fund’s securities on loan is
$20,711,519 and the total market value of the collateral held by the fund is $21,634,371, consisting of cash collateral of $20,915,253 and U.S. Government and Agency securities valued at $719,118.
c Held by a broker as collateral for open financial futures and options positions.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)	Value (%)
U.S. Government &		Short-Term/Money Market Investments 32.1
Agencies	97.7	129.8
† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES

December 31, 2009

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2009 ($)
Financial Futures Short
U.S. Treasury 30 Year Bonds	27	(3,115,125)	March 2010	193,641

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

December 31, 2009

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
10-Year USD LIBOR-BBA,
September 2012 @ 4.50	2,180,000 [a]	(94,846)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	1,050,000 [a]	(55,135)
10-Year USD LIBOR-BBA,
December 2012 @ 4.61	1,200,000 [a]	(56,083)
Put Options:
10-Year USD LIBOR-BBA,
September 2012 @ 4.50	2,180,000 [a]	(185,099)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	1,050,000 [a]	(80,236)
10-Year USD LIBOR-BBA,
December 2012 @ 4.61	1,200,000 [a]	(99,393)
(Premiums received $592,466)		(570,792)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $20,711,519)—Note 1(b):
Unaffiliated issuers	72,089,269	67,703,965
Affiliated issuers	20,968,253	20,968,253
Cash		62,671
Dividends and interest receivable		1,012,162
Receivable for investment securities sold		362,098
Receivable for futures variation margin—Note 4		13,500
Receivable for shares of Beneficial Interest subscribed		5,172
Prepaid expenses		19,482
		90,147,303
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		25,242
Liability for securities on loan—Note 1(b)		20,915,253
Outstanding options written, at value (premiums received
$592,466)—See Statement of Options Written		570,792
Payable for investment securities purchased		207,095
Payable for shares of Beneficial Interest redeemed		59,566
Accrued expenses		73,886
		21,851,834
Net Assets ($)		68,295,469
Composition of Net Assets ($):
Paid-in capital		72,899,418
Accumulated undistributed investment income—net		118,500
Accumulated net realized gain (loss) on investments		(552,460)
Accumulated net unrealized appreciation (depreciation) on
investments and options transactions (including $193,641
net unrealized appreciation on financial futures)		(4,169,989)
Net Assets ($)		68,295,469
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		4,234,984
Net Asset Value, offering and redemption price per share ($)		16.13

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment Income ($):
Income:
Interest	3,295,316
Income from securities lending—Note 1(b)	95,810
Dividends;
Affiliated issuers	644
Total Income	3,391,770
Expenses:
Management fee—Note 3(a)	497,079
Shareholder servicing costs—Note 3(b)	163,951
Auditing fees	36,380
Legal fees	29,515
Registration fees	25,887
Trustees’ fees and expenses—Note 3(c)	11,791
Prospectus and shareholders’ reports	11,240
Custodian fees—Note 3(b)	6,666
Loan commitment fees—Note 2	877
Miscellaneous	22,567
Total Expenses	805,953
Less—reduction in management fee due to undertaking—Note 3(a)	(263,167)
Less—reduction in fees due to earnings credits—Note 1(b)	(4,283)
Net Expenses	538,503
Investment Income—Net	2,853,267
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,193,261
Net realized gain (loss) on options transactions	227,844
Net realized gain (loss) on financial futures	(232,229)
Net Realized Gain (Loss)	4,188,876
Net unrealized appreciation (depreciation) on investments and options transactions (including $6,445 net unrealized appreciation on financial
futures and $23,326 net unrealized appreciation on options transactions)	(20,999,015)
Net Realized and Unrealized Gain (Loss) on Investments	(16,810,139)
Net (Decrease) in Net Assets Resulting from Operations	(13,956,872)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
Operations ($):
Investment income—net	2,853,267	3,680,168
Net realized gain on investments	4,188,876	2,605,263
Net unrealized appreciation
(depreciation) on investments	(20,999,015)	13,310,750
Net Increase (Decrease) in Net Assets
Resulting from Operations	(13,956,872)	19,596,181
Dividends to Shareholders from ($):
Investment income—net	(3,382,584)	(4,252,032)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	15,609,246	46,957,740
Dividends reinvested	2,581,598	3,328,915
Cost of shares redeemed	(47,938,572)	(33,729,438)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(29,747,728)	16,557,217
Total Increase (Decrease) in Net Assets	(47,087,184)	31,901,366
Net Assets ($):
Beginning of Period	115,382,653	83,481,287
End of Period	68,295,469	115,382,653
Undistributed investment income—net	118,500	107,120
Capital Share Transactions (Shares):
Shares sold	902,959	2,757,664
Shares issued for dividends reinvested	151,486	196,260
Shares redeemed	(2,785,182)	(2,003,728)
Net Increase (Decrease) in Shares Outstanding	(1,730,737)	950,196

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	19.34	16.64	15.80	16.31	16.12
Investment Operations:
Investment income—net[a]	.59	.67	.67	.65	.61
Net realized and unrealized gain
(loss) on investments	(3.10)	2.80	.91	(.46)	.29
Total from Investment Operations	(2.51)	3.47	1.58	.19	.90
Distributions:
Dividends from investment income—net	(.70)	(.77)	(.74)	(.70)	(.71)
Net asset value, end of period	16.13	19.34	16.64	15.80	16.31
Total Return (%)	(13.11)	21.59	10.38	1.29	5.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	.92	.92	.96	.93
Ratio of net expenses
to average net assets	.65	.65	.65	.65	.65
Ratio of net investment income
to average net assets	3.44	3.96	4.24	4.14	3.71
Portfolio Turnover Rate	109.93	114.41	237.27	203.80	134.72
Net Assets, end of period ($ x 1,000)	68,295	115,383	83,481	77,607	82,991

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S.Treasury Long Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures and options transactions, are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
U.S. Treasury	—	64,642,696	—	64,642,696
U.S. Government
Agencies	—	3,061,269	—	3,061,269
Mutual Funds	20,968,253	—	—	20,968,253
Other Financial
Instruments†	193,641	—	—	193,641
Liabilities ($)
Other Financial
Instruments†	—	(570,792)	—	(570,792)

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009,The Bank of New York Mellon earned $51,590 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $118,500, undistributed capital gains $454,686 and unrealized depreciation $5,177,135.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $3,382,584 and $4,252,032, respectively.

During the period ended December 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, pay-down gains and losses and treasury inflation-protected securities, the fund increased accumulated undistributed

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

investment income-net by $540,697 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from January 1, 2009 through December 31, 2009 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .65% of the value of the fund’s average daily net assets.The reduction in management fee,pursuant to the undertaking,amounted to $263,167 during the period ended December 31, 2009.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2009, the fund was charged $62,660 pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2009, the fund was charged $47,019 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2009, the fund was charged $4,283 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $6,666 pursuant to the custody agreement.

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $35,648, custodian fees $291, chief compliance officer fees $5,011 and transfer agency per account fees $7,000, which are offset against an expense reimbursement currently in effect in the amount of $22,708.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended December 31, 2009, amounted to $90,593,866 and $119,783,981, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at December 31, 2009 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.The fund may purchase and write (sell) put and call options primarily to hedge against changes in security prices, securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would realize a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would incur a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would realize a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would incur a loss, if the price of the financial instrument decreases between those dates. As a writer of an option, the fund may

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended December 31, 2009:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2008	4,600,000	64,635
Contracts written	59,074,000	990,391
Contracts terminated:
Contracts closed	33,796,000	294,719	209,905	84,814
Contracts expired	21,018,000	167,841	—	167,841
Total contracts
terminated	54,814,000	462,561	209,905	252,655
Contracts outstanding
December 31, 2009	8,860,000	592,466

At December 31, 2009, the cost of investments for federal income tax purposes was $93,871,027; accordingly, accumulated net unrealized depreciation on investments was $5,198,809,consisting of $215,144 gross unrealized appreciation and $5,413,953 gross unrealized depreciation.

NOTE 5—New Accounting Pronouncement:

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation tech-

niques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases,sales,issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 25, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus U.S. Treasury Long Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S.Treasury Long Term Fund, including the statements of investments, financial futures and options written, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Long Term Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2010

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended December 31, 2009 as qualifying interest related dividends. For State individual income tax purposes, the fund hereby designates 89.76% of the ordinary income dividends paid during its fiscal year ended December 31, 2009 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on July 9, 2009, the Board considered the re-approval of the fund’s Management Agreement with Dreyfus for a one-year term ending July 31, 2010. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the re-approval of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance for various periods and compared the fund’s performance to the performance of a group of comparable retail long-term no-load general U.S.Treasury funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional general U.S. Treasury funds (the “Performance Universe”), selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that there were only two other funds in the Performance Group.The Board also noted that the fund’s current portfolio manager has been managing the fund since April 2008.The Board members noted that the fund’s total return performance was below the Performance Universe medians for all periods.The Board members also noted that the fund’s yield performance was generally competitive in the Performance Group over most one-year periods ended May 31, 2009 and that it ranked first in four of the ten periods shown, including May 31, 2009. They also noted that the fund’s yield performance was above the Performance Universe medians in six of such periods, including the one-year period ended May 31, 2009. Dreyfus also provided a comparison of the fund’s total returns to the returns of its benchmark index for each calendar year since inception.

The Board members discussed with representatives of Dreyfus the reasons for the fund’s underperformance compared to the Performance Universe medians during the applicable periods, and Dreyfus’ efforts to improve performance.The Board members also received a presentation from the fund’s primary portfolio manager during which the portfolio manager discussed the fund’s investment strategy and the factors that affected the fund’s performance.

The Board members also discussed the fund’s actual and contractual management fees and total expense ratio compared to a group of comparable retail long-term no-load general U.S. Treasury funds (the “Expense Group”) and a broader group of funds consisting of all retail

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

no-load general U.S. Treasury funds (the “Expense Universe”), each selected and provided by Lipper. In addition, the Board noted Dreyfus’ voluntary undertaking currently in effect for the fund, which generally limits total annual operating expenses of the fund to no more than 0.65% of the value of the fund’s average daily net assets. The Board members noted that the fund’s actual management fee (after waivers) and total expense ratio were in the middle of the Expense Group and above the Expense Universe median.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by the only mutual fund managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Fund”). It was noted that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board members considered the relevance of the fee information provided for the Similar Fund managed to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant cir-

cumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to re-approving the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

  The Board was generally satisfied with Dreyfus’ efforts to improve performance as discussed at the meeting, noting the fund’s yield performance. The Board concluded it was necessary to continue to closely monitor the performance of the fund and its portfolio management team.

The Fund 31

I NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee payable by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 171
———————
Gordon J. Davis (68)
Board Member (1994)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 43
———————
David P. Feldman (70)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
No. of Portfolios for which Board Member Serves: 47

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Lynn Martin (70)
Board Member (1994)
Principal Occupation During Past 5Years:
• Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its
Council for the Advancement of Women from March 1993-September 2005
Other Board Memberships and Affiliations:
• AT&T Inc., a telecommunications company, Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Chicago Council on Global Affairs
• Coca-Cola International Advisory Council
• Deutsche Bank Advisory Council
No. of Portfolios for which Board Member Serves: 15
———————
Philip L. Toia (76)
Board Member (1997)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Sander Vanocur, Emeritus Board Member
Daniel Rose, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

The Fund 37

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,158 in 2008 and $26,682 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,398 in 2008 and $5,276 in 2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ 0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $ 3,090 in 2008 and $3,638 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $31 in 2008 and $34 in 2009. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,561,320 in 2008 and $24,975,296 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

[Insert Name of Fund]

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	February 19, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)